UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2015

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Changes to Committee Membership

On May 1, 2015, the Board of Directors (the “Board”) of Sunstone Hotel Investors, Inc. (the “Company”) appointed Douglas M. Pasquale to succeed Keith M. Locker as Non-Executive Chairman of the Board, approved certain changes to the membership composition of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (the “Nominating Committee”), and elected to discontinue the Investment and Finance Committee.  Specifically, Mr. Locker will join the Audit Committee, Andrew Batinovich will join and serve as Chair of the Compensation Committee, Thomas A. Lewis, Jr. will join the Nominating Committee, and Lewis N. Wolff will no longer serve as a member of the Nominating Committee.

The table below summarizes the membership information for each of the committees of the Company’s Board of Directors, effective May 1, 2015:

	Audit	Compensation	Nominating
Andrew Batinovich	X	X*
Z. Jamie Behar	X		X*
Thomas A. Lewis, Jr.		X	X
Keith M. Locker	X
Douglas M. Pasquale		X	X
Keith P. Russell	X*		X
Lewis N. Wolff		X

*Chair

Item 5.07             Submission of Matters to a Vote of Security Holders

On April 30, 2015, the Company held its Annual Meeting of Stockholders. The matters on which the stockholders voted, in person or by proxy, and the results of such voting, were as follows:

1)             Nomination and election of directors to serve until the next annual meeting and until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John V. Arabia	194,389,269	92,195	0	2,699,278
Andrew Batinovich	194,388,813	92,651	0	2,699,278
Z. Jamie Behar	194,092,473	388,991	0	2,699,278
Thomas A. Lewis, Jr.	194,388,297	93,167	0	2,699,278
Keith M. Locker	194,389,166	92,298	0	2,699,278
Douglas M. Pasquale	171,361,816	23,119,648	0	2,699,278
Keith P. Russell	194,389,269	92,195	0	2,699,278
Lewis N. Wolff	109,629,573	84,851,891	0	2,699,278

2)             Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,114,471	1,042,339	23,932	0

3)             Advisory resolution to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,114,946	2,644,916	6,721,602	2,699,278

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 6, 2015	By:	/s/ Bryan A. Giglia
Bryan A. Giglia
(Principal Financial Officer and Duly Authorized Officer)

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